UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 1, 2014

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In our Current Report on Form 8−K filed on October 7, 2014, we reported that on October 1, 2014, GTT Communications, Inc., a Delaware corporation (the “Company”), Global Telecom & Technology Americas, Inc., a Virginia corporation and wholly owned subsidiary of the Company (the “Purchaser”), and GTT USNi, Inc., a Delaware corporation and wholly owned subsidiary of the Purchaser (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Broadband, Inc. d/b/a United Network Services, Inc., a Delaware corporation (“UNSi”) and Francis D. John, as the representative of UNSi’s stockholders and warrant holders. Upon the terms and subject to the conditions set forth in the Merger Agreement, the Purchaser acquired UNSi through the merger of Merger Sub with and into UNSi (the “Merger”), with UNSi being the surviving corporation. The closing of the Merger occurred simultaneously with the signing of the Merger Agreement.

As permitted by Item 9.01 of Form 8-K, we indicated in the initial Form 8-K that we would file financial statements for UNSi and pro forma financial information reflecting the effect of the acquisition by amendment to the initial Form 8-K.  This amendment is being filed to amend and supplement the initial Form 8-K to include such financial statements and financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of UNSi and subsidiaries for the year ended December 31, 2013 are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).
The audited consolidated financial statements of UNSi and subsidiary for the years ended December 31, 2012 and 2011 are filed herewith as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).
The reviewed consolidated financial statements of UNSi and subsidiaries for the nine months ended September 30, 2014 and 2013 are filed herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information.
The following unaudited pro forma combined financial information of us and UNSi are filed herewith as Exhibit 99.4 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

•	Unaudited Pro Forma Combined Balance Sheets as of September 30, 2014.

•	Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2014.

•	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2013.

•	Notes to Unaudited Pro Forma Combined Financial Statements.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	The audited consolidated financial statements of UNSi and Subsidiaries for the year ended December 31, 2013.
99.2	The audited consolidated financial statements of UNSi and Subsidiaries for the years ended December 31, 2012 and 2011.
99.3	The reviewed consolidated financial statements of UNSi and Subsidiaries for the nine months ended September 30, 2014 and 2013.
99.4	The unaudited pro forma combined financial information for the year ended December 31, 2013 and for the nine months ended September 30, 2014, giving effect to the acquisition.
23.1	Consent of Grassi & Co. CPAS, P.C.
23.2	Consent of Sisterson & Co, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2014	GTT COMMUNICATIONS, INC.

/s/ Michael Bauer
Michael Bauer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	The audited consolidated financial statements of UNSi and Subsidiaries for the year ended December 31, 2013.
99.2	The audited consolidated financial statements of UNSi and Subsidiaries for the years ended December 31, 2012 and 2011.
99.3	The reviewed consolidated financial statements of UNSi and Subsidiaries for the nine months ended September 30, 2014 and 2013.
99.4	The unaudited pro forma combined financial information for the year ended December 31, 2013 and for the nine months ended September 30, 2014, giving effect to the acquisition.
23.1	Consent of Grassi & Co. CPAS, P.C.
23.2	Consent of Sisterson & Co, LLP

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